UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2007

INTERAMERICAN ACQUISITION GROUP INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of
Incorporation)

000-51510 (Commission File Number)	20-2828369 (IRS Employer Identification No.)

2918 Fifth Avenue South, Suite 209 San Diego, California (Address of Principal Executive Offices)	92103 (Zip Code)

(619) 298-9883
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

InterAmerican Acquisition Group Inc. (the “Company”) announced today that the representative of the underwriters of its initial public offering has notified the Company that the common stock and warrants comprising its units may trade separately commencing September 20, 2007. The units not separated will continue to trade on the OTC Bulletin Board under the symbol IAQGU, and each of the common stock and warrants will trade on the OTC Bulletin Board under the symbols IAQG and IAQGW, respectively.

A copy of the Press Release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

Exhibits:

Exhibit No.	Description
99.1	Press release dated September 20, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2007	INTERAMERICAN ACQUISITION GROUP INC.

	By:	/s/ William C. Morro
Name: William C. Morro
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 20, 2007